UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2025, the Board of Directors (the “Board”) of Dana Incorporated (the “Company”) appointed Hanna Olivia Nelligan to the Board, effective immediately.

Ms. Nelligan, 50, serves as the executive vice president, chief financial officer, and chief strategy officer of CHS Inc., a leading global agribusiness based in the United States. In this role she oversees all finance and strategic planning activities across the organization.

Ms. Nelligan brings more than two decades of experience as a global finance and commercial business leader, with a strong track record of driving transformation and delivering profitable growth. Prior to joining CHS, she served as chief executive officer of Nasco, LLC. She also spent over ten years with Kerry Group plc, where she held the position of global chief financial and strategic planning officer for its Taste and Nutrition division.

In addition to her executive responsibilities, Ms. Nelligan serves on the board of directors for Ardent Mills, a strategic joint venture of CHS and a leading flour milling and food ingredient manufacturer.

Ms. Nelligan holds a bachelor’s degree in civil law and a higher diploma in business and financial information systems from University College Cork, Ireland, as well as a Master of Business Administration from the University of Wisconsin–Madison. She is a fellow of Chartered Accountants Ireland and an associate member of the Institute of Taxation in Ireland.

Ms. Nelligan will receive the same compensation for her services as the Company’s other non-employee directors. Ms. Nelligan will serve on both the Audit Committee and the Compensation Committee. There are no arrangements or understandings between Ms. Nelligan and any other persons pursuant to which Ms. Nelligan was selected as a director, and there are no transactions in which Ms. Nelligan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On October 23, 2025, the Company issued a press release announcing the appointment of Ms. Nelligan to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this item (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following item is furnished with this report.

Exhibit No.	Description

99.1	Dana Incorporated Press Release dated October 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: October 23, 2025	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary

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